UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 17, 2005

VALOR COMMUNICATIONS GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-32422	20-0792300
(Commission File Number)	(IRS Employer Identification No.)

201 E. John Carpenter Freeway, Suite 200, Irving, Texas	75062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(972) 373-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 17, 2005, VALOR Communications Group, Inc., announced that the Board of Directors has declared a dividend of $0.36 per share of common stock for shareholders of record on June 30, 2005.

A copy of the press release relating to the announcement is furnished by attachment hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit
Number	Description
99.1	Press Release dated June 17, 2005

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALOR COMMUNICATIONS GROUP, INC.
Date: June 21, 2005	/s/ William M. Ojile, Jr.
William M. Ojile, Jr.
Senior Vice President, Chief Legal Officer and Secretary